TAX ALLOCATION AGREEMENT


         This Tax Allocation Agreement is effective as of January 29, 1995 by and among Intelligent Electronics, Inc. ("IE") and each of the undersigned corporations (the "Subsidiaries").

                           Missing Link Communications, Inc.
                           XLConnect Services, Inc.
                           Intellinet, Ltd.
                           Intelligent Advanced Systems, Inc.
                           Intelligent Distribution Services, Inc.
                           Intelligent Express, Inc.
                           Intelligent SP, Inc.
                           Intelligent Systems Group, Inc.
                           RND, Inc.
                           The Future Now, Inc.
                           XLConnect Solutions, Inc.
                           Intelevest Holdings, Inc.
                           The Future Now, Inc. of Arkansas
                           Intellicom Solutions, Inc.

                                   BACKGROUND

         Intelligent Electronics, Inc. ("IE") and its affiliated subsidiaries have been filing a consolidated federal income tax return in accordance with
Section 1501 of the Internal Revenue Code of 1986. No affirmative elections have been made by IE or its affiliates concerning the allocation or payment of the consolidated Federal Income Tax Liability. It is the intent and desire of IE and its affiliates to make the elections described below for the allocation of the Federal Income Tax Liability, to agree on the payment of such allocations, to establish a method for compensating a member of the group for tax savings created by the member, to deal with the administration of the federal income tax liability and to provide for the allocation and payment of any refund received in subsequent years.

         NOW, THEREFORE, the parties to this Agreement agree as follows:

         1. Definitions. The following defined terms shall have the following meanings when used in this Agreement:

            (a) "Agreement" means this Tax Allocation Agreement.

            (b) "Affiliates" means all Members of the Consolidated Group, other than IE.

            (c) "Consolidated Group" means the "affiliated group" of corporations of which IE is the "common parent corporation" as such terms are defined in (section)1504(a)(1) of the Code.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (e) "Consolidated Return" means the consolidated federal income tax return of the Consolidated Group for each year to be filed by IE on behalf of the Consolidated Group.

            (f) "Consolidated Tax Liability" shall mean with respect to a taxable year or portion thereof the consolidated federal income tax liability shown on a Consolidated Return.

            (g) "CR Tax" shall mean that portion of the Consolidated Tax Liability allocated to a Member pursuant to Section 4(a)(i) of this Agreement.

            (h) "IRS" means the Internal Revenue Service.

            (i) "Loss Member" shall mean a Member whose losses and/or credits have resulted in Tax Savings for one or more Members.

            (j) "Member" shall mean IE and each Subsidiary listed above which is part of the Consolidated Group, including any corporation which subsequent to the date of this Agreement is an "includible corporation" as defined in (section)1504(b) of the Code, for which the ownership requirements of (section)1504(1) are met, and which becomes a party to this Agreement pursuant to Section 15 of this Agreement.

            (k) "Other Taxes" shall mean any taxes (including any penalties and interest) other than federal income taxes (e.g., state and local income taxes, franchise taxes, and various taxes, foreign income, transfer taxes).

            (l) "SR Tax" shall mean with respect to a particular tax year the "separate return tax liability" of a Member as determined pursuant to Treas. Reg. (section)1.1552-1(a)(2)(ii) except that such determination shall not take into account any net operating losses or tax credits which are not utilized in the computation of Consolidated Tax Liability.

            (m) "Tax Savings" shall mean with respect to a Member for any particular tax year, the excess of such corporation's SR Tax over such corporation's CR Tax.

            (n) "Tax Savings Member" with respect to a particular tax year shall mean a Member who has a Tax Savings.

            (o) "Treas. Reg." shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as such regulations may be amended from time to time.

         2. Filing Consolidated Return. A Consolidated Return shall be filed by IE for the taxable year ended February 3, 1996, and for each year thereafter in which the Consolidated Group is permitted to so file, unless IE, in its sole discretion, elects to no longer file a Consolidated Return.

            (a) The Affiliates agree to furnish all information, execute all consents and elections, and provide all other documents which may be required or appropriate to evidence such consent and to prepare and file such Consolidated Returns, including extensions, as IE may request.

            (b) IE shall have the exclusive authority to represent any Member before the IRS or any other governmental agency or authority or any court regarding all federal income tax matters relating to the Consolidated Return, including (i) the exclusive control of any response to any examination by the IRS or any other taxing authority, and (ii) the exclusive control over any contest or controversies relating to the Consolidated Return, including whether and in what forum to conduct such contest and whether and on what basis to settle such contest. IE shall notify the relevant Affiliate of any correspondence or other inquiry from the IRS concerning such Affiliate and will allow such Affiliate to consult with IE concerning the inquiry, examination or controversy. The agreement in this section 2(b) shall survive the termination of this Agreement with respect to any taxable year (or portion thereof) ending on or prior to termination of this Agreement.

         3. Allocation of Consolidated Tax Liability. With respect to the determination of earnings and profits for federal income tax purposes, the Consolidated Tax Liability for each taxable year shall be allocated among the Members in accordance with the methods prescribed in Treas. Reg. (section)1.1552-1(a)(2) and Treas. Reg. (section)1.1502-33(d)(2)(ii) commencing with the tax year ending February 3, 1996. The fixed percentage to be used for purposes of Treas. Reg. (section)1.1502-33(d)(2)(ii)(b) is 100 percent.

         4. Compensation for Tax Savings.

            (a) In order to compensate a Member for the use of its net operating losses or tax credits in arriving at the Consolidated Tax Liability, the following steps shall be taken:

               (i) The Consolidated Tax Liability shall be determined under Treasury Regulation (section) 1.1502-2 and shall be allocated to each Member in accordance with Treasury Regulation (section) 1.1552-1(a)(2). Each Member shall be liable to IE for the amount of Consolidated Tax Liability allocated to it pursuant to the provisions of this Section 4(a)(i).

               (ii) The Tax Savings shall be calculated with respect to each Member.

               (iii) Each Tax Savings Member shall be liable for and pay, pursuant to the provisions of paragraph 5 of this Agreement, the amount of its Tax Savings to

IE. Any Loss Member or Loss Members which cause a Tax Savings shall be paid the amount of such Tax Savings by IE in accordance with the "consistent method" requirements of Treas. Reg. (section)1.1502-33(d)(ii)(c). Such payments will generally be deemed consistent if the payment to the Loss Member is equal to (a) in the case of net operating losses, the product of (i) the amount of net operating losses of such Loss Member claimed as deductions in computing the Consolidated Tax Liability used in the calculation of the Tax Savings times (ii) the effective overall tax rate applicable to the Consolidated Return filed for the taxable year in which the net operating losses are so claimed as deductions and (b) in the case of tax credits, (i) 100 percent of the tax credits of such Loss Member utilized in the determination of Consolidated Tax Liability, reduced by (ii) the amount by which the SR Tax of the Loss Member computed without regard to such credits exceeds the CR Tax of the Loss Member.

            (b) In determining the "net operating loss" of a Loss Member, the principles of Revenue Ruling 66-374, 1966-2 C.B. 427, shall be utilized; thus, the "net operating loss" of a Loss Member is the deduction which such Loss Member would have had available if it actually filed a separate return for the year and would not include any portion of a Loss Member's net operating loss sustained in a prior or subsequent year which had been absorbed by the Consolidated Group or by the Loss Member in computing the Consolidated Tax Liability or an SR Tax.

            (c) In no event shall a Tax Savings payment be made to a Loss Member unless the net operating loss and/or tax credit to which such payment relates resulted in a reduction in the Consolidated Tax Liability.

            (d) In calculating the amount of Tax Savings resulting from a carryback or carryover of net operating losses, adjustment shall be made to the SR Tax for such prior or subsequent year as required under Section 172(b)(2) and 172(d) of the Code. For purposes of this calculation, the election under Section 172(b)(3)(C) of the Code shall be made on a separate return basis; provided, however, the decision to make any such election under Section 172(d)(3)(C) shall be in the sole discretion of IE.

            (e) The liability of an Affiliate to IE for the amount of such Affiliate's CR Tax shall be represented on the books of such Affiliate and IE, as an account payable and account receivable, respectively. The liability of a Tax Savings Member to pay the amount of its Tax Savings to IE shall be represented on the books of such Tax Savings Member as an account payable, and the right of a Loss Member to receive payments of Tax Savings from IE shall be represented on the books of such Loss Member as an account receivable. Payment of such accounts shall be made in accordance with the provisions of paragraph 5 of this Agreement.

         5. Payments by and to Members. With respect to each taxable year (or relevant portion thereof), each Affiliate shall pay to IE the amount of such Affiliate's CR Tax. With respect to the discharge of intercompany accounts relating to payments of Tax Savings, a Tax Savings Member shall pay the amount of its Tax Savings to IE. With respect to payment of Tax Savings to Loss Members, IE shall pay to each Loss Member such Loss

Member's allocable share of the total Tax Savings. All payments to be made pursuant to this paragraph 5 shall be made within 30 days of the date of filing of the Consolidated Return to which such payments relate.

         6. Estimated Consolidated Tax Liability Payments. IE shall have the right to assess each Affiliate for its share of estimated federal income tax payments to be made with respect to the projected Consolidated Tax Liability for each taxable year. Each Affiliate shall make such payment to IE within fifteen days after such assessment. Each Affiliate that makes payments under this section will receive credit for its payments of estimated federal income tax in the computation of the payments under Section 5 of this Agreement.

         7. Carrybacks and Carryovers of Losses and Credits. If part of or all of an unused consolidated net operating loss or tax credit is allocated to a Member pursuant to Treas. Reg. (section)1.1502-79, and it is carried back or forward to a year in which such Member filed a separate income tax return or was included in a consolidated federal income tax return with another affiliated group, any refund or reduction in federal income tax liability arising from the carryback or carryover shall be retained by such Member (or, if appropriate, paid to such Member if a refund is received by another Member).

         8. Adjustments to Consolidated Tax Liability.

            (a) If Consolidated Tax Liability is adjusted for any taxable period, whether by means of an amended return, claim for refund, or examination by the IRS, the computations made under Sections 3 and 4 of this Agreement shall be recomputed taking into account such adjustments, and appropriate conforming payments made. In the case of a refund, if any, IE shall make payment to the appropriate Member within fifteen days after the refund is received by IE. In the case of an increase in the Consolidated Tax Liability, each Member obligated to make payment under the recomputed allocation shall pay such amount to IE upon the receipt of notice of such liability from IE.

            (b) If any interest is to be paid or received as a result of a consolidated federal income tax deficiency or refund, such interest shall be allocated to the Members in the ratio that each Member's allocated share of the change in Consolidated Tax Liability bears to the total change in Consolidated Tax Liability. Any penalty not specifically allocated to a Member by the IRS shall be allocated upon such basis as interest is allocable as described above; provided, however, that if XLConnect disagrees with any reporting position taken by IE as agent for XLConnect on a Consolidated Return for any taxable year in which XLConnect has shareholders other than Members, and XLConnect obtains an opinion of counsel or a national accounting firm that such reporting position would result in the imposition of one or more penalties by the IRS, IE agrees to indemnify and reimburse XLConnect for any penalties paid by or allocated to it which are attributable to such reporting position.

         9. Term of this Agreement. This Agreement shall apply to the taxable year ending February 3, 1996, and all subsequent years, unless the Members agree in writing to terminate the Agreement. Notwithstanding such termination, this Agreement shall continue in effect with respect to any payment or refunds due for all taxable periods prior to termination. Nothing herein shall be construed to prevent IE from terminating its election to file a Consolidated Return.

         10. Assignability. This Agreement may not be assigned by a party without the prior written consent of the other parties to this Agreement.

         11. Effect of Changes to the Code. Any alteration, modification, addition, deletion, or other change in the federal income tax laws or regulations relating to consolidated federal income tax returns shall automatically be applicable to this Agreement, provided, however, that if all of the parties to this Agreement agree, this Agreement shall be amended or terminated in the event of any such alteration, modification, addition, deletion or other change.

         12. Other Taxes. To the extent two or more Members are permitted or required to file consolidated, combined or unitary tax returns with respect to Other Taxes, the provisions of this Agreement relating to federal income tax matters shall apply to such Other Taxes as if they were federal income taxes. If such a consolidated, combined or unitary tax return with respect to any other Taxes is not filed, each Member shall be responsible for the reporting and payment of any Other Taxes applicable to such Member.

         13. Record Retention. Records relating to the calculation and reporting of the Consolidated Tax Liability, including returns, supporting schedules, workpapers, correspondence, software and data bases, shall be retained by the Members in accord with IE's record retention policy, but for at least as long as they may be material to the determination of such liability or refunds. IE shall make reasonably available to Members all such materials.

         14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; but no assignment shall relieve any party's obligations hereunder without the written consent of the other parties. If a Member leaves the Consolidated Group, they shall continue to be bound by this Agreement with respect to any matter which involves a taxable year (or portion thereof) during which such Member was included in a Consolidated Return.

         15. New Members. The Members recognize that from time to time other corporations may become Members of the Consolidated Group and agree that such new Members may become parties to this Agreement by signing a joinder substantially in the form of that attached as Exhibit A.

S


         16. Governing Law. This Agreement shall be governed by the laws of the state of Pennsylvania.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be subscribed and executed by their respective authorized officers on the dates indicated, effective as of the date first written above.


                                    NTELLIGENT ELECTRONICS, INC.


Date: 10/21/96                      By: /s/ Kathleen R. Mayo
      ------------------------          -------------------------------------

                                    MISSING LINK COMMUNICATIONS, INC.


Date: 10/21/96                      By: /s/ Stephanie Cohen
      ------------------------          -------------------------------------

                                    XLCONNECT SERVICES, INC.


Date: 10/21/96                      By: /s/ Stephanie Cohen
      ------------------------          -------------------------------------

                                    INTELLINET, LTD.


Date: 10/21/96                      By: /s/ Kathleen R. Mayo
      ------------------------          -------------------------------------

                                    INTELLIGENT ADVANCED SYSTEMS, INC.


Date: 10/21/96                      By: /s/ Kathleen R. Mayo
      ------------------------          -------------------------------------

                                    INTELLIGENT DISTRIBUTION SERVICES, INC.

Date: 10/21/96                      By: /s/ Kathleen R. Mayo
      ------------------------          -------------------------------------

                                    INTELLIGENT EXPRESS, INC.


Date: 10/21/96                      By: /s/ Kathleen R. Mayo
      ------------------------          -------------------------------------


                             [EXECUTIONS CONTINUED]

                                    INTELLIGENT SP, INC.

Date: 10/21/96                      By: /s/ Kathleen R. Mayo
      ------------------------          -------------------------------------

                                    INTELLIGENT SYSTEMS GROUP, INC.

Date: 10/21/96                      By: /s/ Stephanie Cohen
      ------------------------          -------------------------------------

                                    RND, INC.

Date: 10/21/96                      By: /s/ Kathleen R. Mayo
      ------------------------          -------------------------------------

                                    THE FUTURE NOW, INC.

Date: 10/21/96                      By: /s/ Kathleen R. Mayo
      ------------------------          -------------------------------------

                                    XLCONNECT SOLUTIONS, INC.

Date: 10/21/96                      By: /s/ Stephanie Cohen
      ------------------------          -------------------------------------

                                    INTELEVEST HOLDINGS, INC.

Date: 10/21/96                      By: /s/ Alan Resneck
      ------------------------          -------------------------------------

                                    THE FUTURE NOW, INC. OF
                                    ARKANSAS

Date: 10/21/96                      By: /s/ Kathleen R. Mayo
      ------------------------          -------------------------------------


Date:_________________________      INTELLICOM SOLUTIONS, INC.

                                    By: /s/ Stephanie Cohen
                                        -------------------------------------

                                    Exhibit A

                                       to

                            Tax Allocation Agreement


         This instrument forms part of the Tax Allocation Agreement dated January 29, 1996 among Intelligent Electronics, Inc. and its subsidiaries (the "Agreement"). The Agreement provides that a corporation which becomes a Member of the Consolidated Group (as such capitalized words are used in the Agreement) may become a party to the Agreement by signing this joinder. The below identified authorized officer of The Future Now acknowledges having received a copy of the Agreement and having read the Agreement, hereby agrees that The Future Now as of August 17, 1985 shall be a party to the Agreement for the taxable year ending February 3, 1996 and all subsequent years and shall be a Member as defined in the Agreement.



   11/6/96                                 The Future Now
-------------
Date


                                           By: /s/ Kathleen Mayo
                                               ------------------------

                                              Title:     Secretary
                                                    -------------------

                                    Exhibit A

                                       to

                            Tax Allocation Agreement


         This instrument forms part of the Tax Allocation Agreement dated January 29, 1996 among Intelligent Electronics, Inc. and its subsidiaries (the "Agreement"). The Agreement provides that a corporation which becomes a Member of the Consolidated Group (as such capitalized words are used in the Agreement) may become a party to the Agreement by signing this joinder. The below identified authorized officer of XLConnect Systems, Inc. acknowledges having received a copy of the Agreement and having read the Agreement, hereby agrees that XLConnect Systems, Inc. as of April 25, 1996 shall be a party to the Agreement for the taxable year ending February 1, 1997 and all subsequent years and shall be a Member as defined in the Agreement.



   11/6/96                                 XLConnect Systems, Inc.
-------------
Date


                                           By: /s/ Stephanie Cohen
                                               ------------------------

                                               Title:     Secretary
                                                     -------------------

                                    Exhibit A

                                       to

                            Tax Allocation Agreement


         This instrument forms part of the Tax Allocation Agreement dated January 29, 1996 among Intelligent Electronics, Inc. and its subsidiaries (the "Agreement"). The Agreement provides that a corporation which becomes a Member of the Consolidated Group (as such capitalized words are used in the Agreement) may become a party to the Agreement by signing this joinder. The below identified authorized officer of XLConnect Solutions, Inc. acknowledges having received a copy of the Agreement and having read the Agreement, hereby agrees that XLConnect Solutions, Inc. as of January 5, 1996 shall be a party to the Agreement for the taxable year ending February 3, 1996 and all subsequent years and shall be a Member as defined in the Agreement.


   11/6/96                                 XLConnect Systems, Inc.
-------------
Date


                                           By: /s/ Stephanie Cohen
                                               ------------------------

                                               Title:     Secretary
                                                     -------------------

                                    Exhibit A

                                       to

                            Tax Allocation Agreement


         This instrument forms part of the Tax Allocation Agreement dated January 29, 1996 among Intelligent Electronics, Inc. and its subsidiaries (the "Agreement"). The Agreement provides that a corporation which becomes a Member of the Consolidated Group (as such capitalized words are used in the Agreement) may become a party to the Agreement by signing this joinder. The below identified authorized officer of The Future Now, Inc. of Arkansas acknowledges having received a copy of the Agreement and having read the Agreement, hereby agrees that The Future Now, Inc. of Arkansas as of August 17, 1995 shall be a party to the Agreement for the taxable year ending February 3, 1996 and all subsequent years and shall be a Member as defined in the Agreement.



   11/6/96                                 The Future Now, Inc. of Arkansas
-------------
Date


                                           By: /s/ Kathleen Mayo
                                               ------------------------

                                               Title:     Secretary
                                                     -------------------

                                    Exhibit A

                                       to

                            Tax Allocation Agreement


         This instrument forms part of the Tax Allocation Agreement dated January 29, 1996 among Intelligent Electronics, Inc. and its subsidiaries (the "Agreement"). The Agreement provides that a corporation which becomes a Member of the Consolidated Group (as such capitalized words are used in the Agreement) may become a party to the Agreement by signing this joinder. The below identified authorized officer of The Future Now, Inc. of Delaware acknowledges having received a copy of the Agreement and having read the Agreement, hereby agrees that The Future Now, Inc. of Delaware as of August 17, 1995 shall be a party to the Agreement for the taxable year ending February 3, 1996 and all subsequent years and shall be a Member as defined in the Agreement.




   11/6/96                                 The Future Now, Inc. of Delaware
-------------
Date


                                           By: /s/ Kathleen Mayo
                                               ------------------------

                                               Title:     Secretary
                                                     -------------------

                                    Exhibit A

                                       to

                            Tax Allocation Agreement


         This instrument forms part of the Tax Allocation Agreement dated January 29, 1996 among Intelligent Electronics, Inc. and its subsidiaries (the "Agreement"). The Agreement provides that a corporation which becomes a Member of the Consolidated Group (as such capitalized words are used in the Agreement) may become a party to the Agreement by signing this joinder. The below identified authorized officer of The Future Now, Inc. of Massachusetts acknowledges having received a copy of the Agreement and having read the Agreement, hereby agrees that The Future Now, Inc. of Massachusetts as of August 17, 1995 shall be a party to the Agreement for the taxable year ending February 3, 1996 and all subsequent years and shall be a Member as defined in the Agreement.



   11/6/96                                 The Future Now, Inc. of Massachusetts
-------------
Date


                                           By: /s/ Kathleen Mayo
                                               ------------------------

                                               Title:     Secretary
                                                     -------------------

                                    Exhibit A

                                       to

                            Tax Allocation Agreement


         This instrument forms part of the Tax Allocation Agreement dated January 29, 1996 among Intelligent Electronics, Inc. and its subsidiaries (the "Agreement"). The Agreement provides that a corporation which becomes a Member of the Consolidated Group (as such capitalized words are used in the Agreement) may become a party to the Agreement by signing this joinder. The below identified authorized officer of The Future Now, Inc. of Texas acknowledges having received a copy of the Agreement and having read the Agreement, hereby agrees that The Future Now, Inc. of Texas as of August 17, 1995 shall be a party to the Agreement for the taxable year ending February 3, 1996 and all subsequent years and shall be a Member as defined in the Agreement.



   11/6/96                                 The Future Now, Inc. of Texas
-------------
Date


                                           By: /s/ Kathleen Mayo
                                               ------------------------

                                               Title:     Secretary
                                                     -------------------

                                    Exhibit A

                                       to

                            Tax Allocation Agreement


         This instrument forms part of the Tax Allocation Agreement dated January 29, 1996 among Intelligent Electronics, Inc. and its subsidiaries (the "Agreement"). The Agreement provides that a corporation which becomes a Member of the Consolidated Group (as such capitalized words are used in the Agreement) may become a party to the Agreement by signing this joinder. The below identified authorized officer of Monterey-Waldec, Inc. acknowledges having received a copy of the Agreement and having read the Agreement, hereby agrees that Monterey-Waldec, Inc. as of August 17, 1995 shall be a party to the Agreement for the taxable year ending February 3, 1996 and all subsequent years and shall be a Member as defined in the Agreement.



   11/6/96                      Monterey-Waldec, Inc.
-------------
Date


                                By: /s/ Stephanie Cohen
                                    ------------------------

                                    Title:     VP, Secretary & Treasurer
                                          ---------------------------------

                                    Exhibit A

                                       to

                            Tax Allocation Agreement


         This instrument forms part of the Tax Allocation Agreement dated January 29, 1996 among Intelligent Electronics, Inc. and its subsidiaries (the "Agreement"). The Agreement provides that a corporation which becomes a Member of the Consolidated Group (as such capitalized words are used in the Agreement) may become a party to the Agreement by signing this joinder. The below identified authorized officer of Premium Computer Corporate Center acknowledges having received a copy of the Agreement and having read the Agreement, hereby agrees that Premium Computer Corporate Center as of August 17, 1995 shall be a party to the Agreement for the taxable year ending February 3, 1996 and all subsequent years and shall be a Member as defined in the Agreement.


   11/6/96                      Premium Computer Corporate Center
-------------
Date


                                By: /s/ Stephanie Cohen
                                    ------------------------

                                    Title:     VP, Secretary & Treasurer
                                          ---------------------------------

                                    Exhibit A

                                       to

                            Tax Allocation Agreement


         This instrument forms part of the Tax Allocation Agreement dated January 29, 1996 among Intelligent Electronics, Inc. and its subsidiaries (the "Agreement"). The Agreement provides that a corporation which becomes a Member of the Consolidated Group (as such capitalized words are used in the Agreement) may become a party to the Agreement by signing this joinder. The below identified authorized officer of Entre Computer Centers of Virginia, Inc. acknowledges having received a copy of the Agreement and having read the Agreement, hereby agrees that Entre Computer Centers of Virginia, Inc. as of August 17, 1995 shall be a party to the Agreement for the taxable year ending February 3, 1996 and all subsequent years and shall be a Member as defined in the Agreement.


   11/6/96                      Entre Computer Centers of Virginia, Inc.
-------------
Date


                                By: /s/ Stephanie Cohen
                                    ------------------------

                                   Title:     VP, Secretary & Treasurer
                                         ---------------------------------